UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2018

PEBBLEBROOK HOTEL TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, 1100 West, Bethesda, Maryland		20814
______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in its Current Report on Form 8-K filed on December 3, 2018 (the “Initial Form 8-K”), on November 30, 2018, Pebblebrook Hotel Trust (“Pebblebrook”) completed its previously announced merger with LaSalle Hotel Properties (“LaSalle”) pursuant to the Agreement and Plan of Merger dated September 6, 2018, as amended on September 18, 2018, by and among Pebblebrook, Pebblebrook Hotel, L.P. (“Pebblebrook OP”), Ping Merger Sub, LLC (“Merger Sub”), Ping Merger OP, LP (“Merger OP”), LaSalle and LaSalle Hotel Operating Partnership, L.P. (“LaSalle OP”) (the "Merger Agreement").

Pursuant to the Merger Agreement, on November 30, 2018, Merger OP merged with and into LaSalle OP with LaSalle OP surviving as a subsidiary of Pebblebrook OP (the “Partnership Merger”). Immediately following the Partnership Merger, LaSalle merged with and into Merger Sub with Merger Sub surviving as a wholly owned subsidiary of Pebblebrook (the “Company Merger” and, together with the Partnership Merger, the “Mergers”). On December 3, 2018, Merger Sub was liquidated and dissolved.

This Form 8-K/A amends the Initial Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The audited consolidated financial statements of LaSalle for each of the years ended December 31, 2017, December 31, 2016 and December 31, 2015 and the unaudited consolidated financial statements of LaSalle for the nine months ended September 30, 2018 and June 30, 2017, are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b)           Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Pebblebrook for the year ended December 31, 2017 and for the nine months ended September 30, 2018, giving effect to the Mergers, are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d)            Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP, independent registered public accounting firm (in respect of LaSalle Hotel Properties)
99.1
Audited consolidated financial statements of LaSalle Hotel Properties for each of the years ended December 31, 2017, 2016 and 2015 (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC by LaSalle Hotel Properties on February 20, 2018)

99.2
Unaudited consolidated financial statements of LaSalle Hotel Properties for the nine months ended September 30, 2018 and 2017 (incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 filed with the SEC by LaSalle Hotel Properties on November 1, 2018)

99.3	Unaudited pro forma condensed combined financial statements (and related notes) of Pebblebrook Hotel Trust for the year ended December 31, 2017 and the nine months ended September 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

February 13, 2019	By:	/s/ Raymond D. Martz

Name: Raymond D. Martz
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary